Provisions for liabilities and charges	12 Months Ended
Dec. 31, 2025
Provisions for liabilities and charges
Provisions for liabilities and charges

A6. Provisions for liabilities and charges

The Group has provisions for termite damage claims, self-insurance, environmental, and other. Provisions are recognised when the Group has a present obligation as a result of past events, it is probable that an outflow of resources will be required to settle the obligation, and the amount is capable of being reliably estimated. If such an obligation is not capable of being reliably estimated it is classified as a contingent liability (Note D3).

Future cash flows relating to these obligations are discounted when the effect is material. The effect of discounting environmental provisions and other provisions is not considered to be material due to the low level of expected future cash flows. Termite damage claim provisions and self-insurance provisions are discounted, and the majority of these provisions are held in the US. The discount rate used is based on US government bond rates, and was 3.94% – 5.16% (2024: 4.48% – 5.25%).

	Termite
	damage	Self-
	claims	insurance	Environmental	Other	Total
	$m	$m	$m	$m	$m
At 1 January 2024	330	209	21	14	574
Exchange differences	—	—	(1)	(1)	(2)
Additional provisions	25	126	1	10	162
Used during the year	(86)	(105)	(3)	(12)	(206)
Unused amounts reversed	(16)	—	(1)	(2)	(19)
Acquisition of companies and businesses	—	—	—	2	2
Unwinding of discount on provisions	13	1	—	—	14
At 31 December 2024	266	231	17	11	525

At 1 January 2025	266	231	17	11	525
Exchange differences	—	—	—	2	2
Additional provisions	201	126	6	10	343
Used during the year	(95)	(89)	(3)	(12)	(199)
Unused amounts reversed	—	(2)	—	(3)	(5)
Acquisition of companies and businesses	—	—	—	2	2
Disposal of companies and businesses	—	—	(9)	—	(9)
Unwinding of discount on provisions	12	1	—	—	13
At 31 December 2025	384	267	11	10	672

	2025	2024
	Total	Total
	$m	$m
Analysed as follows:
Non-current	397	381
Current	275	144
Total	672	525

Termite damage claims

The Group holds provisions for termite damage claims covered by contractual warranties. Termite damage claim provisions are subject to significant assumptions and estimation uncertainty. The assumptions included in valuing termite provisions are based on an estimate of the volume and value of future claims (based on historical), customer churn rates, discount rates and inflation. Additional amendments may be necessary based on specific underlying facts of the particular legal claim as and when they develop. These provisions are expected to be substantially utilised within the next 15 years at a declining rate. The trend of volume and value of claims is monitored and reviewed over time (with the support of external advisors). It is reasonably possible, based on experience to date, that outcomes within the next financial year that are different from the assumption could require an adjustment to the carrying amount of the provision.

The Group’s provision relates to legacy customer claims (contracts from the period prior to the acquisition of Terminix), estimated at $358m (2024: $246m); and new customer claims, estimated at $26m (2024: $20m). The sensitivity of the legacy claims liability balance to changes in the inputs is illustrated as follows:

●	Discount rate - The exposure to termite damage claims is largely based within the US, therefore measurement is based on a seven-year US bond risk-free rate. During 2025, interest rates (and therefore discount rates) have decreased. Rates could move in either direction and management has modelled that an increase/decrease of 50 bps in yields would decrease/increase the provision by $7m (2024: $6m). Over the 12 months to 31 December 2025, seven-year risk-free rate yields have decreased 54 bps from 4.48% to 3.94% (2024: increased 60 bps).
●	Claim value - Claim value forecasts have been based on the latest available historical settled Termite claims. Claims values are dependent on a range of inputs including, housing costs, materials costs (e.g. timber), whether a claim becomes litigated or not, and specific circumstances including contributory factors at the premises. Management has used an average of claim costs for the last 12 months for non-litigated claims and 24 months for litigated claims, adjusted where necessary to account for ageing of claims, to determine an estimate for costs per claim. Fluctuations in input prices (e.g. timber prices), as have been experienced over recent years, means that there is potential for volatility in claim values and therefore future material changes in provisions. Management has modelled that an increase/decrease of 5% in litigated claim values would increase/decrease the provision by c.$5m (2024: $4m) and an increase/decrease of 5% in non-litigated claim values would increase/decrease the provision by c.$9m (2024: $8m). Over the 12 months to 31 December 2025, costs per litigated claim rose by c.48% (2024: rose 8%) and non-litigated costs rose by 8% (2024: 45%). Actual value of claims settled in the year to December 2025 has been at a combined cost per claim 14% higher than that seen throughout 2024. This is not representative of management’s expectation of future costs as ageing of claims, which drives an increased cost per claim, has reduced in recent months along with a flattening of global inflation, and cost per claim is expected to continue to improve.
●	Claim rate - Management has estimated claim rates based on historical incurred claims. Data has been captured, to establish incidence curves that can be used to estimate likely future cash outflows. Changes in rates of claim are largely outside the Group’s control and may depend on litigation trends within the US, and other external factors such as how often customers move property and how well they maintain those properties. This causes estimation uncertainty that could lead to material changes in provision measurement. Management has modelled that an increase/decrease of 5% in litigated claim rates would increase/decrease the provision by c.$5m (2024: $4m) and an increase/decrease of 5% in non-litigated claim rates would increase/decrease the provision by c.$9m (2024: $8m) accordingly. Over the 12 months to 31 December 2025, litigated claim rates rose by 75% (2024: fell 52%) and non-litigated claim rates fell by 6% (2024: rose 7%).
●	Customer churn rate - If customers choose not to renew their contracts each year, then the assurance warranty falls away. As such there is sensitivity to the assumption on how many customers will churn out of the portfolio of customers each year. Data has been captured and analysed to establish incidence curves for customer churn, and forward-looking assumptions have been made based on these curves. Changes in churn rates are subject to macroeconomic factors and the performance of the Group. A 1% increase or decrease in customer churn rates, would decrease or increase the provision by $13m (2024: $9m), accordingly. On average over the last 10 years churn rates have moved by +/– c.2% per annum (2024: +/-2%).
●	Inflation rate - The exposure to termite damage claims is largely based within the United States and therefore measurement is based on expected long term inflation trends. Settlement costs are driven by a number of factors as discussed in the claim cost section. Management has seen a trend that these costs have tracked above baseline US inflation rates and therefore a premium is taken to expected future inflation rates of 1% per annum. Rates could move in either direction and management has modelled that an increase/decrease of 50 bps would increase/decrease the provision by $6m (2024: $5m).

Self-insurance

The Group’s self-insurance provisions provide coverage for exposures related to the self-insured retention (SIR), or excesses/deductibles, mainly on General (Public) Liability, Third-Party Automobile Liability and Workers’ Compensation policies. In order to help mitigate the cost of external insurance, the Group self-insures a level of cover on its major insurance policies. At 31 December 2025, the Group recognised provisions of $267m (2024: $231m) in relation to these risks, and the Group retains the primary obligation for these matters. External actuaries are used to help management estimate the provisions held. Due to the nature of the claims, the timing of utilisation of these provisions is uncertain.

Based on confirmed insurance coverage, and management’s assessment that reimbursement is virtually certain, a separate reimbursement asset of $43m (2024: $30m) is recognised within Other Receivables in Note A3. The reimbursement asset is not offset against the related provision in accordance with IAS 37.53.

Environmental

The Group owns, or formerly owned, a number of properties in Europe and the US where environmental contamination is being managed. These issues tend to be complex to determine and resolve and may be material, although it is often not possible to accurately predict future costs of management or remediation reliably. Provisions are held where liability is probable and costs can be reliably estimated. Contingent liabilities exist where the conditions for recognising a provision under IAS 37 have not been met. The Group monitors such properties to determine whether further provisions are necessary. The provisions that have been recognised are expected to be substantially utilised within the next five years.

Other

Other provisions principally comprise amounts required to cover obligations arising and costs relating to disposed businesses and restructuring costs. Other provisions also includes costs relating to onerous contracts and property dilapidations settlements. Existing provisions are expected to be substantially utilised within the next five years.